Exhibit 99.1

LSEG STREETEVENTS

EDITED TRANSCRIPT

Q2 2025 Diodes Inc Earnings Call

EVENT DATE/TIME: August 07, 2025 / 9:00PM UTC

An LSEG Business

August 07, 2025 / 9:00PM UTC, Q2 2025 Diodes Inc Earnings Call

CORPORATE PARTICIPANTS

•
Leanne Sievers Shelton Group - Investor Relations
•
Gary Yu Diodes Inc - President & Chief Executive Officer
•
Brett Whitmire Diodes Inc - Chief Financial Officer
•
Emily Yang Diodes Inc - Senior Vice President - Worldwide Sales and Marketing

CONFERENCE CALL PARTICIPANTS

•
Operator
•
David Williams Benchmark Company LLC - Equity Analyst
•
Tristan Gerra Robert W. Baird & Co Inc - Analyst

PRESENTATION

Operator

Good afternoon, and welcome to Diodes Incorporated second-quarter 2025 financial results conference call. (Operator Instructions) As a reminder, this conference call is being recorded today, Thursday, August 7, 2025.

I would now like to turn the call over to Leanne Sievers of Shelton Group Investor Relations. Leanne, please go ahead.

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Leanne Sievers Shelton Group - Investor Relations

Good afternoon, and welcome to Diodes' second-quarter 2025 financial results conference call. I'm Leanne Sievers, President of Shelton Group, Diodes' Investor Relations firm. Joining us today are Diodes' President and CEO, Gary Yu; CFO, Brett Whitmire; Senior Vice President of Worldwide Sales and Marketing, Emily Yang; and Director of Investor Relations, Gurmeet Dhaliwal.

I'd like to remind our listeners that the results announced today are preliminary as they are subject to the company finalizing its closing procedures and customary quarterly review by the company's independent registered public accounting firm. As such, these results are unaudited and subject to revision until the company files its Form 10-Q for its quarter ended June 30, 2025.

In addition, management's prepared remarks contain forward-looking statements, which are subject to risks and uncertainties. And management may make additional forward-looking statements in response to your questions. Therefore, the company claims the protection of the Safe Harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act of 1995.

Actual results may differ from those discussed today. And therefore, we refer you to a more detailed discussion of the risks and uncertainties in the company's filings with the Securities and Exchange Commission, including Forms 10-K and 10-Q.

In addition, any projections as to the company's future performance represent management's estimates as of today, August 7, 2025. Diodes assumes no obligation to update these projections in the future as market conditions may or may not change, except to the extent required by applicable law.

Additionally, the company's press release and management statements during this conference call will include discussions of certain measures and financial information in GAAP and non-GAAP terms. Included in the company's press release are definitions and reconciliations of GAAP to non-GAAP items, which provide additional details.

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August 07, 2025 / 9:00PM UTC, Q2 2025 Diodes Inc Earnings Call

Also, throughout the company's press release and management statements during this conference call, we refer to net income attributable to common stockholders as GAAP net income. For those of you unable to listen to the entire call at this time, a recording will be available via webcast for 90 days in the Investor Relations section of Diodes' website at www.diodes.com.

And now, I'll turn the call over to Diodes' President and CEO, Gary Yu. Gary, please go ahead.

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Gary Yu Diodes Inc - President & Chief Executive Officer

Welcome, everyone, and thank you for joining us on today's conference call. As announced in our press release earlier today, our above expected revenue results represent our third consecutive quarter of year-over-year growth, indicating the ongoing improvement in market conditions and demand.

Product sales increased sequentially across all regions with double-digit growth in Asia. The increasing demand in the quarter also contributed to channel inventory being reduced further, with both channel and internal inventory days decreasing.

While we continue to see positive signs of a broader market recovery, our Consumer end market experienced the strongest growth during the quarter, contributing to less favorable product mix combined with our higher-margin Automotive and Industrial markets remaining effectively flat as a percentage of total revenue.

Additionally, the channel inventory depletion continued to limit increased loading at our manufacturing facilities, resulting in underloading costs also being a headwind to gross margin expansion. Even when considering those dynamics, we continue to increase gross profit dollars and delivered non-GAAP earnings growth of almost 70% sequentially, as we continue to closely manage expenses.

As we look to the third quarter, we expect to extend our strong growth momentum with revenue anticipated to increase 7% sequentially and at 12% year over year at the midpoint, mainly driven by strong demand in Asia for AI-related Computing applications, and the increasing demand in the EV automotive market in China.

With that, let me now turn the call over to Brett to discuss our second-quarter 2025 financial results as well as our third-quarter guidance in more detail.

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Brett Whitmire Diodes Inc - Chief Financial Officer

Thanks, Gary, and good afternoon, everyone. Revenue for the second quarter 2025 was $366.2 million, an increase of 14% over $319.8 million in the second-quarter 2024 and a 10% increase over $332.1 million in the first-quarter 2025. Gross profit for the second quarter was $115.3 million or 31.5% of revenue compared to $107.4 million or 33.6% of revenue in the prior-year quarter and $104.7 million or 31.5% of revenue in the prior quarter.

GAAP operating expenses for the second quarter were $105.9 million or 28.9% of revenue and on a non-GAAP basis, were $99.8 million or 27.3% of revenue, which excludes $5.8 million amortization of acquisition-related intangible asset expenses. This compares to GAAP operating expenses in the second-quarter 2024 of $103.7 million or 32.4% of revenue and $103.4 million or 31.1% of revenue in the prior quarter.

Non-GAAP operating expenses in the prior quarter were $97.1 million or 29.3% of revenue. Total other income amounted to approximately $43.8 million for the quarter, consisting of $29.6 million in unrealized gains from investments, $13.7 million in gains from disposal of a subsidiary, $7.0 million in interest income, $0.4 million in other income, $6.4 million in foreign currency losses, and $0.5 million in interest expense.

Income before taxes and non-controlling interest in the second-quarter 2025 was $53.2 million compared to income of $12.8 million in the prior-year period and a loss of $2.8 million in the previous quarter. Turning to income taxes, our effective income tax rate for the second quarter was approximately 17%. We continue to expect the tax rate for the full year to be approximately 18%, plus or minus 3%.

GAAP net income for the second quarter was $46.1 million or $0.99 per diluted share compared to net income of $8.0 million or $0.17 per diluted share in the prior-year quarter and a net loss of $4.4 million or $0.10 per diluted share last quarter. Share count used to compute GAAP income per share for the second quarter of 2025 was 46.5 million shares.

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August 07, 2025 / 9:00PM UTC, Q2 2025 Diodes Inc Earnings Call

Non-GAAP adjusted net income in the second quarter was $15.0 million or $0.32 per diluted share, which excluded, net of tax, $23.4 million non-cash unrealized mark-to-market gain on investment value adjustment, $12.7 million gain on disposal of a subsidiary, and $4.8 million of acquisition-related intangible asset cost.

This compares to non-GAAP adjusted net income of $15.4 million or $0.33 per diluted share in the second-quarter 2024 and $8.8 million or $0.19 per diluted share in the prior quarter. Excluding non-cash share-based compensation expense of $4.6 million for the second quarter, net of tax, both GAAP net income and non-GAAP adjusted net income would have increased by $0.10 per share.

EBITDA for the second quarter was $84.5 million or 23.1% of revenue compared to $41.1 million or 12.8% of revenue in the prior-year period and $26.2 million or 7.9% of revenue in the prior quarter. We have included in our earnings release a reconciliation of GAAP net income to non-GAAP adjusted net income and GAAP net income to EBITDA, which provides additional details.

Cash flow provided by operations was $41.5 million for the second quarter. Free cash flow was $21.1 million, which included $20.4 million of capital expenditures. Net cash flow was a negative $18.2 million, including approximately $49.2 million from an increase in equity investment and $10.0 million for the stock buyback program.

Turning to the balance sheet, at the end of second quarter, cash, cash equivalents, restricted cash, plus short-term investments totaled approximately $333 million. Working capital was approximately $871 million. And total debt, including long-term and short-term, was approximately $54 million. In terms of inventory, at the end of second quarter, total inventory days were approximately 173 as compared to 187 last quarter, down approximately 14 days sequentially.

Finished good inventory days were 71, a decrease of 9 days from the 80 last quarter. Total inventory dollars increased $11.7 million from the prior quarter to $482.7 million, consisting of a $9.7 million increase in work in process and a $9.1 million increase in raw materials and a $7.1 million decrease in finished goods. Capital expenditures on a cash basis were $20.4 million for the second quarter, or 5.6% of revenue, which was at the low end of our targeted range of 5% to 9% of revenue.

Now turning to our outlook: for the third-quarter 2025, we expect revenue to increase to approximately $392 million, plus or minus 3%, which represents 12% growth over the prior-year period at the midpoint, which will be the fourth consecutive quarter of year-over-year growth. GAAP gross margin is expected to be 31.6%, plus or minus 1%.

Non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 26% of revenue, plus or minus 1%. We expect net interest income to be approximately $1 million.

Our income tax rate is expected to be 18%, plus or minus 3%. And shares used to calculate EPS for the third quarter are anticipated to be approximately 46.5 million. Not included in these non-GAAP estimates is amortization of $4.8 million after tax for previous acquisitions.

With that said, I now turn the call over to Emily Yang.

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Emily Yang Diodes Inc - Senior Vice President - Worldwide Sales and Marketing

Thank you, Brett, and good afternoon. Revenue in the quarter was up 10.3% sequentially and above the high end of our guidance, mainly driven by strong demand in Asia, especially for AI-related Computing and Consumer ramp-up for new programs.

Our global POS increased across all regions, with double-digit growth in Asia. And our channel inventory decreased again this quarter, both in terms of dollars and weeks. We are also seeing this momentum extend into the third quarter with strong beginning backlog. During the second quarter, we further extended our new product initiative with over 100 new part numbers introduced, of which over 50% were automotive parts.

Looking at global sales in the second quarter, Asia represented 78% of revenue, Europe 12%, and North America 10%. In terms of our end market, Industrial was 23% of Diodes' product revenue, Automotive 19%, Computing 26%, Consumer 18%, and Communications 14% of product revenue.

Our Automotive-Industrial markets, combined, totaled 42% in this quarter. We are beginning to see signs of gradual demand improvement in this market. But there are still pockets of channel inventory to work through. Now let me review the end markets in greater detail.

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August 07, 2025 / 9:00PM UTC, Q2 2025 Diodes Inc Earnings Call

Starting with the Automotive market, during the quarter we continued to see improvement, even though there's continued to be inventory digestion at some customers, as I mentioned. We're also beginning to see increasing demand and strength in the EV Auto market in China as we move into the third quarter.

The China automakers are increasingly focused on the in-cabin experience, with more features like ADAS, infotainment, smart cockpit, telematics, and lighting, which is driving demand for Diodes’ products and our content per car.

Specific to the second quarter, we saw increasing adoption and growth of our USB Type-C ReDrivers, ReTimers, switches, and active crossbar muxes, along with new design wins for TVS and ESD protection devices in rear-seat entertainment and smart cockpit applications.

We also received solid demand for overcurrent protection switches in electronic control unit systems and are also gaining design win momentum for protection devices in vehicle displays and power distribution unit applications.

We're also seeing strong demand in design wins for our automotive-compliant DC-to-DC devices, LDOs, Ideal diode controllers as well as for our SBR products for ADAS, telematic, and infotainment systems. Additionally, Diodes’ LED controllers are winning designs in ADAS front lighting applications. And our linear LED drivers are winning designs in the rear exterior lighting and EV car charging indicator applications.

Also during the quarter, we added multiple new products through the introduction of LV MOSFET for DC-DC battery management systems, brushless DC motors, 80-volt and 100-volt TOLT products, and 1,700-volt and 1,200-volt Silicon Carbide MOSFETs.

Turning to the Industrial market, even though the inventory situation is improving, some customers are still going through adjustments. We expect this will last another quarter or two. From a demand perspective, we are seeing good recovery and strong momentum for applications such as AI robotics, medical, and automation.

During the quarter, we continue to gain strong design traction for our Silicon Carbide Schottky Barrier Diodes and photocouplers in energy storage systems, and our silicon carbide MOSFETs in EV charging platforms for fast-charging infrastructures. We have also secured new designs for our Schottky Barrier Diodes, SBR and Zener diodes in DC fans, Power- over-Ethernet, and adapter applications across the Industrial Power segments.

Also during the quarter, our wide VIN LDOs received solid demand from fans, power tools, and e-meter applications, while our multi-channel LED drivers ramped up in signage applications. We are also seeing traction for SBR products in power supply applications for telecom, desktop PC, and self-server Switched Mode Power Supply, and our protection devices are winning designs in battery management systems.

In the Computing market, the highlight continues to be strong demand momentum for AI-related applications. And with the current chipset refresh cycle, we are seeing increasing opportunities and strong share gains. Our PCI Express 3.0 packet switches are leading the momentum in the AI applications, but are also expanding beyond AI servers into other applications like industrial and security.

In fact, we have multiple design-ins for our packet switches from various applications across all regions that should drive further growth for our products. Also during the quarter, we are seeing increased adoption of HDMI, DisplayPort, USB C ReDrivers, crossbar muxes-switches, as well as clock buffers with level shifters in various Computing applications like workstation, gaming, notebooks/desktops, docking stations, monitors, and mini-PCs.

In terms of product introduction, we introduced several new products including PCI Express 6.0 ReDrivers, clock buffers, and clock muxes that are seeing strong momentum in server and data center applications. The demand for high-speed data processing has significantly increased in recent years. And Diodes is well positioned to gain increasing share with our broadened product portfolio. As an example, our SBR product provide excellent surge protection for high-speed data applications, along with our 40-volt boost controllers and DC-DC buck converters in server and data center applications.

In the Consumer market, the revenue increase was the strongest of our end markets and was mainly driven by customers ramping up new designs for applications such as wearables, audio, charging, cameras, game consoles, and personal care, combined with overall market share gains.

During the second quarter, we saw rapid adoption of our MIPI D-PHY ReDrivers in robot, drones, mixed reality, and embedded MMC switches in gaming console applications, while current-limited power switches saw solid demand from physical interface power ports, such as USB and HDMI.

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August 07, 2025 / 9:00PM UTC, Q2 2025 Diodes Inc Earnings Call

Also in the Consumer market, our LED drivers and Power Factor Correction LED controllers have multiple design wins for IoT devices and personal care devices. We also achieved solid growth from audio products in the Consumer applications like health monitors and trackers. And our small signal diodes as well as Zener diodes saw strong increases, while our protection products and LDOs are being designed into tablets and smart watches.

Lastly, in the Communications market, our timing products are seeing growth driven by AI and IoT applications in the networking segments for switches and routers, while our ultra-low jitter family of crystal oscillators dominates in smart network interface cards in data center, AI servers, and networking applications. And our 5-volt high-PSRR LDO saw solid demand from camera networking applications.

In summary, we are very pleased with the solid momentum in our business as we continue to see improving market conditions and demand across our end markets. As the demand continues to drive utilization improvement and inventory digestion extends across the Automotive-Industrial market, in particular, we are very well positioned with a broadened portfolio of products and increasing design wins to drive continued growth and future margin expansion.

With that, we now open the floor to questions. Operator?

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QUESTIONS AND ANSWERS

Operator

(Operator Instructions) David Williams, Benchmark.

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David Williams Benchmark Company LLC - Equity Analyst

Hey, good afternoon, everyone, and congratulations on the really strong results here. It's great to see.

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Brett Whitmire Diodes Inc - Chief Financial Officer

Thank you, David.

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David Williams Benchmark Company LLC - Equity Analyst

Yeah. So maybe, first, just kind of thinking about the geographic drivers, and Asia is clearly doing better for you all. And it sounds like this is more design-in and more demand coming in.

But I guess, how do you parse out how much of this could potentially be related to tariff-driven pull-ins, which we've heard from nearly all companies reporting this earnings season? Is it fair to assume that some of this demand is related to that? Or do you feel like you're able to isolate that out, and maybe that's not what's driving some of this demand?

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Emily Yang Diodes Inc - Senior Vice President - Worldwide Sales and Marketing

Hi, David. This is Emily. I think what we've seen, the tariff pull-ins are really small immaterial overall, right? What we've seen is really driven by the strong demand and also the market share gains, together with some of the new designs and new programs ramping up.

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David Williams Benchmark Company LLC - Equity Analyst

So you feel pretty comfortable that it really is kind of self directed and not really related to the tariff pull-in. Is that fair?

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August 07, 2025 / 9:00PM UTC, Q2 2025 Diodes Inc Earnings Call

Emily Yang Diodes Inc - Senior Vice President - Worldwide Sales and Marketing

Fair, yes.

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David Williams Benchmark Company LLC - Equity Analyst

Okay. All right. Very good. And then as you kind of think about how much digestion still remains, you talked about pockets remaining in Automotive. But how do you think about what is left there remaining?

I know it kind of depends on your OEMs. But like say geographically, is there a way to kind of think about the inventory levels where there's still excesses that need to be digested?

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Emily Yang Diodes Inc - Senior Vice President - Worldwide Sales and Marketing

Yes. I think overall, you are absolutely right. A lot is driven by the OEMs. What we see in the market is still dynamic. It varies a lot from customer to customer, program to program, and part to part, right? So it's kind of hard to draw a line, say, everything being equal.

But all in all, we're actually seeing a lot of improvement. So if we look at Automotive, even though we maintained 19% quarter over quarter as a percentage to the product revenue, if I compare the actual year to year, we actually increased about 23.5%. I believe that can give you a strong indication that even though we still have some inventory digestion that we're going through, the market overall is improving.

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David Williams Benchmark Company LLC - Equity Analyst

Very well. And just one last one, if I may here. Just kind of thinking about your new products, how should we consider maybe the differential on the margin opportunity maybe over some products that you're replacing? And I know you've got a lot of new products that are coming in and really a big driver of the margin. But is there good way to think about what that differential could be? Thank you.

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Emily Yang Diodes Inc - Senior Vice President - Worldwide Sales and Marketing

Yeah. So let me address this question. So the product mix improvement initiative has been a key focus for Diodes for a period of time. In general, when the product -- they usually have a production cycle.

The newer the product -- the new-released products usually provide some additional features and functions that the customer is actually willing to pay more of the premium for the functions and features. And a lot of the time, it can be also cost improvements, smaller diodes, and better packaging and stuff like that, right? So that's usually the behavior for new products.

So for our product, if we sell this for more than like 15, 20 years, every year, there's a price degradation. So a lot of time at the end of the production cycle, the cost is more expensive at the end, right? So that's the reason why we're pushing a lot of new product introductions, not only to gain additional market, but also to improve the overall cost structure by providing more functions and features and basically a value-add to the customers.

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David Williams Benchmark Company LLC - Equity Analyst

Thank you.

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Operator

(Operator Instructions) Tristan Gerra, Baird.

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August 07, 2025 / 9:00PM UTC, Q2 2025 Diodes Inc Earnings Call

Tristan Gerra Robert W. Baird & Co Inc - Analyst

Hi, good afternoon. You talked about AI being a driver. Is it fair to assume that a lot of that is your PCIe packet switch? Any way to quantify as a percent what it is now representing of data center revenue? And also, what type of growth should we expect?

And I think you've described in the past that it's not just AI data center, but it will be also general purpose data center. So how much is that opportunity as a percentage?

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Emily Yang Diodes Inc - Senior Vice President - Worldwide Sales and Marketing

Hi, Tristan. This is Emily. Yes. So AI related on the hyperscaler with some of the designs, packet switch is definitely one of the products, but there's also a lot of other AI-related products that we are selling into the market. When we look at the AI, it's actually a whole ecosystem, not only just on the server, but there's also DDU. There's different units that attach with the system together, right?

So we don't really have a percentage that we can share. But I think just like I mentioned earlier, we’re actually expanding this beyond just the AI servers. There's actually a lot of Industrial and security-related stuff. And we’re starting to see multiple designs across all regions. So that's the reason I mentioned this is going to continue to drive a lot of momentum for us for the quarters to come.

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Gary Yu Diodes Inc - President & Chief Executive Officer

Right. And, Tristan, I would like to put more color on that. When you're talking about PCIe, PCIe is only one of the hero products we're promoting to AI-related applications. However, as we continue to mention about the system solution or total solution, it's really what we want to try for.

So if we have a one or two hero product in one segment, I really want to bring our advanced analog, mixed-signal, and also other [discrete] components to sew together. So that's going create more value on this one device only.

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Tristan Gerra Robert W. Baird & Co Inc - Analyst

Okay. Thank you. That's very useful. And then we've seen at least one large company peer, analyst peer, starting to raise pricing. So how should I look at that? Because I mean, we're clearly in an environment where there is overcapacity.

I think, obviously, your positioning will be to gain share. But I wanted to kind of get your sense of the higher cost of raw materials, impact on pricing because -- and what you expect for the rest of this year? Because it does have implications in terms of how companies are managing inventories.

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Emily Yang Diodes Inc - Senior Vice President - Worldwide Sales and Marketing

Yes, Tristan. We definitely read the news as well. So what we're doing is we're monitoring the situation very closely. Like I mentioned before, any time any of my peers makes a strategic decision--price increase, exist certain markets—it always creates opportunity for Diodes overall to work with the customer.

During the last price increase, during the COVID time, I also openly talked about it. Our view for the business is actually a relationship with the customer long-term. It's lot more important than the short-term benefit, right? So we want to continue to work with the customers and be a strong supplier to them for a long-term. So the partnership is a key focus for us overall, and we are not changing our strategy.

So we want to leverage this type of opportunity to continue to expand our print positions and continue to grow the relationship into the deeper level and continue to expand our overall design-in, design win, demand creations with the customer together. So that will be our focus and will be our strategy moving forward.

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August 07, 2025 / 9:00PM UTC, Q2 2025 Diodes Inc Earnings Call

Tristan Gerra Robert W. Baird & Co Inc - Analyst

Thanks again. And then just last quick question, if I may. In terms of qualifications for customers in analog migrating back to in-house capacity, are we still looking at the first half of next year? What's the timing on this shift from outsourcing?

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Gary Yu Diodes Inc - President & Chief Executive Officer

Yeah. As I mentioned about so many times, Tristan, we are proactively qualifying our product and process into our internal wafer fab, right? And as I mentioned, the progress, it went very well so far. And we see quite a few key customers already working on our PCN requirement and working on that to see if we can continue to support it with our internal fab wafer facility.

So again, this is a very important message from Diodes. I really want to emphasize to everybody here is like, we really want to qualify our internal wafer fab to offset the headwind from our wafer service agreement that kind of slowed down demand in the future. So we do see good progress on that, too.

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Tristan Gerra Robert W. Baird & Co Inc - Analyst

Great. Thank you.

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Operator

(Operator Instructions) David Williams, Benchmark.

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David Williams Benchmark Company LLC - Equity Analyst

Thanks for letting me ask a follow-up. Really, just wanted to say, Gary, congratulations on the CEO official naming there. It's great to see you (multiple speakers)

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Gary Yu Diodes Inc - President & Chief Executive Officer

Thanks, David. Really appreciate it.

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David Williams Benchmark Company LLC - Equity Analyst

Some of that (multiple speakers) earnings last quarter. I want to make sure and squeeze that in there. But while I have you, one other quick question, and maybe Brett or Emily or whomever. But on the utilization, is there -- can you tell us about where your utilization is running today and maybe what the mix impact was on the margin side?

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Gary Yu Diodes Inc - President & Chief Executive Officer

Well, actually, utilization is very -- really varied from different fab and even from different product line, right? So some product lines, the high-end product line, that remains very strong. The utilization is really good. But then, especially, for those like (inaudible) commodity products, we kind of intentionally try to get away from that so the utilization for this kind of capacity is kind of low. Okay.

I won't be able to give you the detail of exact utilization yet. But what we do now for the past couple of quarters, we continue to consolidate or migrate that low-cost commodity idle capacity into supporting the high-end market -- our high-end market and high customer demand kind of requirement.

So again, with our hybrid manufacturing strategy, as I answered the question before, and we continue to load our external, okay, product and the process into internal. And we are doing the qualification process and even issued a PCN for the key customer in a

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August 07, 2025 / 9:00PM UTC, Q2 2025 Diodes Inc Earnings Call

different segment. And so far, the progress is really good. So I can guarantee you, in the future, our loading will continue to grow, okay, with this kind of strategy. We really want to go for that.

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Emily Yang Diodes Inc - Senior Vice President - Worldwide Sales and Marketing

Yes. So I think on top of that, we did actually have a very good result in the second quarter. We also guided above seasonality growth for the third quarter. When the revenue continues to increase, of course, supported by POS growth, we actually will continue to minimize the underloading costs, right?

I think on top of that, one of the things we also are kind of driving for margin improvement is to continue to drive the product mix initiative improvement from that point of view. Auto-Industrial will remain our key focus, and we want to continue to drive the growth. New product introduction, we talked a little bit earlier, will be the other key focus for us overall.

Some good products, like the Pericom division product family, will continue to be the focus, right? So I think combined with what Gary just mentioned and combined with continued cost-down-driven manufacturing efficiency, we are actually confident that you're actually going to start to see some margin improvement as well. So even you didn't ask it, I want to make sure I put it out there because I think that's really the real question that you wanted to ask.

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Gary Yu Diodes Inc - President & Chief Executive Officer

Right.

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David Williams Benchmark Company LLC - Equity Analyst

Yes. No, very well. Thanks so much for the color there, and congrats again on the execution. Keep up the good work.

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Emily Yang Diodes Inc - Senior Vice President - Worldwide Sales and Marketing

Thank you.

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Gary Yu Diodes Inc - President & Chief Executive Officer

Thank you, David.

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Operator

This concludes our question-and-answer session. I would like to turn the conference back over to Gary Yu for any closing remarks.

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Gary Yu Diodes Inc - President & Chief Executive Officer

Thank you, everyone, for participating on today's call. We look forward to reporting our progress on next quarter's conference call.

Operator, you may now disconnect.

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Operator

The conference has now concluded. Thank you for attending today's presentation. You may now disconnect.

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August 07, 2025 / 9:00PM UTC, Q2 2025 Diodes Inc Earnings Call

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